                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


I.    RECONCILIATION OF COLLECTION ACCOUNT:
- -------------------------------------------
       End of Period Collection Account Balance as of Prior Payment Date:                                                831,938.35
       Available Funds:
             Contract Payments due and received in this period                                                         4,118,574.91
             Contract Payments due in prior period(s) and received in this period                                        241,800.88
             Contract Payments received in this period for next period                                                   297,921.38
             Sales, Use and Property Tax payments received                                                                63,540.00
             Prepayment Amounts related to early termination in this period                                               44,299.21
             Servicer Advance                                                                                            489,268.10
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 1,354.19
             Interest earned on Collection Account                                                                        11,789.72
             Interest earned on Affiliated Account                                                                           418.88
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
               < Predecessor contract)                                                                                         0.00
             Amounts paid under insurance policies                                                                             0.00
             Maintenance, Late Charges and any other amounts                                                              41,322.97

                                                                                                                     --------------
       Total Available Funds                                                                                           6,142,228.59
       Less: Amounts to be Retained in Collection Account                                                                832,944.77
                                                                                                                     --------------
       AMOUNT TO BE DISTRIBUTED                                                                                        5,309,283.82
                                                                                                                     ==============


       DISTRIBUTION OF FUNDS:
       ----------------------
             1.  To Trustee -  Fees                                                                                            0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              241,800.88
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                3,168,468.74
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                              104,000.00
                     a) Class A3 Principal (distributed after A2 Note mature) and Interest                               173,610.66
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                              117,260.00
                     a) Class A5 Principal (distributed after A4 Note mature) and Interest                               124,829.25
                     b) Class B Principal and Interest                                                                    63,366.53
                     c) Class C Principal and  Interest                                                                  127,724.10
                     d) Class D Principal and Interest                                                                    86,397.81
                     e) Class E Principal and Interest                                                                   114,718.55

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      669,142.37
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     105,345.85
                     c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            1,354.19
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              117,071.57
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                             94,193.32
                                                                                                                     --------------
       TOTAL FUNDS DISTRIBUTED                                                                                         5,309,283.82
                                                                                                                     ==============

                                                                                                                     --------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        832,944.77
                                                                                                                     ==============

II.    RESERVE ACCOUNT
- ----------------------
Beginning Balance                                                                                                     $2,511,821.93
        - Add Investment Earnings                                                                                          1,354.19
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         1,354.19
                                                                                                                     --------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                     ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


III.   CLASS A NOTE PRINCIPAL BALANCE
- -------------------------------------
Beginning Principal Balance of the Class A Notes
               Pool A                                                                      176,982,582.31
               Pool B                                                                       44,037,417.69
                                                                                      -------------------
                                                                                                                 221,020,000.00
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              487,370.74
Class A Monthly Interest - Pool B                                                              121,269.28

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           2,226,734.51
Class A Monthly Principal - Pool B                                                             852,794.12
                                                                                      -------------------
                                                                                                                   3,079,528.63
Ending Principal Balance of the Class A Notes
               Pool A                                                                      174,755,847.80
               Pool B                                                                       43,184,623.57
                                                                                      -------------------      ----------------
                                                                                                                 217,940,471.37
                                                                                                               ================
- ------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $221,020,000   Original Face $221,020,000       Balance Factor

$                     2.75   $                    13.93             98.606674%
- ------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
- ------------------------------------

Beginning Principal Balance of the Class A Notes
               Class A1                                                                     35,000,000.00
               Class A2                                                                     40,000,000.00
               Class A3                                                                     62,400,000.00
               Class A4                                                                     41,000,000.00
               Class A5                                                                     42,620,000.00
                                                                                      -------------------

Class A Monthly Interest                                                                                         221,020,000.00
               Class A1 (Actual Number Days/360)                                                88,940.11
               Class A2                                                                        104,000.00
               Class A3                                                                        173,610.66
               Class A4                                                                        117,260.00
               Class A5                                                                        124,829.25
                                                                                      -------------------

Class A Monthly Principal
               Class A1                                                                      3,079,528.63
               Class A2                                                                              0.00
               Class A3                                                                              0.00
               Class A4                                                                              0.00
               Class A5                                                                              0.00
                                                                                      -------------------
                                                                                                                   3,079,528.63
Ending Principal Balance of the Class A2 Notes
               Class A1                                                                     31,920,471.37
               Class A2                                                                     40,000,000.00
               Class A3                                                                     62,400,000.00
               Class A4                                                                     41,000,000.00
               Class A5                                                                     42,620,000.00
                                                                                      -------------------      ----------------
                                                                                                                 217,940,471.37
                                                                                                               ================
Class A1
- ------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000          Ending Principal
Original Face $35,000,000  Original Face $35,000,000          Balance Factor

$                    2.54  $                   87.99                91.201347%
- ------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE
- -----------------------------------
       Beginning Principal Balance of the Class B Notes
                          Pool A                                                           3,017,239.93
                          Pool B                                                             750,760.07
                                                                                    -------------------
                                                                                                                  3,768,000.00

       Class B Overdue Interest, if any                                                            0.00
       Class B Monthly Interest - Pool A                                                       8,703.06
       Class B Monthly Interest - Pool B                                                       2,165.53
       Class B Overdue Principal, if any                                                           0.00
       Class B Monthly Principal - Pool A                                                     37,960.02
       Class B Monthly Principal - Pool B                                                     14,537.92
                                                                                    -------------------
                                                                                                                     52,497.94
       Ending Principal Balance of the Class B Notes
                          Pool A                                                           2,979,279.91
                          Pool B                                                             736,222.15
                                                                                    -------------------     ------------------
                                                                                                                  3,715,502.06
                                                                                                            ==================

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $3,768,000    Original Face $3,768,000      Balance Factor

       $                   2.88    $                   13.93           98.606743%
       --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
- ------------------------------------
       Beginning Principal Balance of the Class C Notes
                          Pool A                                                           6,035,280.62
                          Pool B                                                           1,501,719.38
                                                                                    -------------------
                                                                                                                  7,537,000.00

       Class C Overdue Interest, if any                                                            0.00
       Class C Monthly Interest - Pool A                                                      18,199.72
       Class C Monthly Interest - Pool B                                                       4,528.52
       Class C Overdue Principal, if any                                                           0.00
       Class C Monthly Principal - Pool A                                                     75,920.03
       Class C Monthly Principal - Pool B                                                     29,075.83
                                                                                    -------------------
                                                                                                                    104,995.86
       Ending Principal Balance of the Class C Notes
                          Pool A                                                           5,959,360.59
                          Pool B                                                           1,472,643.55
                                                                                    -------------------     ------------------
                                                                                                                  7,432,004.14
                                                                                                            ==================

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $7,537,000    Original Face $7,537,000      Balance Factor

       $                   3.02    $                   13.93           98.606928%
       --------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE
- -------------------------------------
      Beginning Principal Balance of the Class D Notes
                         Pool A                                                           4,022,986.58
                         Pool B                                                           1,001,013.42
                                                                                   -------------------
                                                                                                                 5,024,000.00

      Class D Overdue Interest, if any                                                            0.00
      Class D Monthly Interest - Pool A                                                      13,132.82
      Class D Monthly Interest - Pool B                                                       3,267.75
      Class D Overdue Principal, if any                                                           0.00
      Class D Monthly Principal - Pool A                                                     50,613.35
      Class D Monthly Principal - Pool B                                                     19,383.89
                                                                                    -------------------
                                                                                                                    69,997.24
      Ending Principal Balance of the Class D Notes
                         Pool A                                                           3,972,373.23
                         Pool B                                                             981,629.53
                                                                                   -------------------     ------------------
                                                                                                                 4,954,002.76
                                                                                                           ==================

      -----------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $5,024,000   Original Face $5,024,000    Balance Factor

      $                   3.26   $                   13.93         98.606743%
      -----------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
- --------------------------------------
      Beginning Principal Balance of the Class E Notes
                         Pool A                                                           5,030,334.73
                         Pool B                                                           1,251,665.27
                                                                                   -------------------
                                                                                                                 6,282,000.00

      Class E Overdue Interest, if any                                                            0.00
      Class E Monthly Interest - Pool A                                                      21,798.12
      Class E Monthly Interest - Pool B                                                       5,423.88
      Class E Overdue Principal, if any                                                           0.00
      Class E Monthly Principal - Pool A                                                     63,266.69
      Class E Monthly Principal - Pool B                                                     24,229.86
                                                                                   -------------------
                                                                                                                    87,496.55
      Ending Principal Balance of the Class E Notes
                         Pool A                                                           4,967,068.04
                         Pool B                                                           1,227,435.41
                                                                                   -------------------     ------------------
                                                                                                                 6,194,503.45
                                                                                                           ==================

      -----------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
      Original Face $6,282,000   Original Face $6,282,000    Balance Factor

      $                   4.33   $                   13.93         98.607186%
      -----------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
- ----------------------------------------
       Beginning Residual Principal Balance
                          Pool A                                                          6,046,645.92
                          Pool B                                                          1,504,547.33
                                                                                        --------------
                                                                                                                       7,551,193.25

       Residual Interest - Pool A                                                                 0.00
       Residual Interest - Pool B                                                           142,420.13
       Residual Principal - Pool A                                                           76,173.10
       Residual Principal - Pool B                                                           29,172.75
                                                                                        --------------
                                                                                                                         105,345.85
       Ending Residual Principal Balance
                          Pool A                                                          5,970,472.82
                          Pool B                                                          1,475,374.58
                                                                                        --------------             ----------------
                                                                                                                       7,445,847.40
                                                                                                                   ================


X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                  94,193.32
        - Servicer Advances reimbursement                                                                                241,800.88
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                117,071.57
                                                                                                                   ----------------
       Total amounts due to Servicer                                                                                     453,065.77
                                                                                                                   ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                           201,135,070.13

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                          2,530,667.70

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       ---------------
            ending of the related Collection Period                                                              198,604,402.43
                                                                                                                ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                       2,476,830.16

             - Principal portion of Prepayment Amounts                                                53,837.54

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00

                                                                                                ---------------
                               Total Decline in Aggregate Discounted Contract Balance              2,530,667.70
                                                                                                ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                            50,047,123.16

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                            969,194.37

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                      ----------------
            ending of the related Collection Period                                                               49,077,928.79
                                                                                                               ================

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         969,194.37

             - Principal portion of Prepayment Amounts                                                     0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00

                                                                                                ---------------
                               Total Decline in Aggregate Discounted Contract Balance                969,194.37
                                                                                                ===============

                                                                                                               ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                247,682,331.22
                                                                                                               ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                               Predecessor
                                                            Discounted                    Predecessor          Discounted
          Lease #         Lessee Name                       Present Value                 Lease #              Present Value
          --------------------------------------------      ----------------------        ---------------      ------------------
                          NONE











                                                                               -----------------            -----------------------
                                                                      Totals:              $0.00                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                  NO   X
                                                                                             --------             --------

          POOL B                                                                                               Predecessor
                                                            Discounted                    Predecessor          Discounted
          Lease #         Lessee Name                       Present Value                 Lease #              Present Value
          -----------------------------------------------   ----------------------        ---------------      -------------------
                          NONE









                                                                                 ----------------       -----------------------
                                                                      Totals:               $0.00                         $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                      $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                  NO  X
                                                                                              --------             -------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                           Predecessor
                                                            Discounted                Predecessor           Discounted
          Lease #     Lessee Name                           Present Value             Lease #               Present Value
          ----------------------------------------------    -------------------       -----------------     --------------------
                      None










                                                                          -------------------               --------------------
                                                                 Totals:                $0.00                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $251,182,193.26
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                 NO     X
                                                                                          -------------       ------------------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                 Discounted               Predecessor            Discounted
          Lease #     Lessee Name                                Present Value            Lease #                Present Value
          --------------------------------------------------     -------------------      -----------------      ------------------
                      None









                                                                             -----------------                --------------------
                                                                    Totals:              $0.00                               $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED
          TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                 $0.00

Change in any of the above detail during the related Collection Period                    YES                 NO     X
                                                                                          -------------       -------------


                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 1999




XV.    POOL PERFORMANCE MEASUREMENTS
- ------------------------------------

1.                             Aggregate Discounted Contract Balance
     Contracts Delinquent > 90 days                          Total Outstanding Contracts
     This Month                               7,802.18       This Month                     247,682,331.22
     1 Month Prior                                0.00       1 Month Prior                            0.00
     2 Months Prior                               0.00       2 Months Prior                           0.00

     Total                                    7,802.18       Total                          247,682,331.22

     a) 3 Month Average                       2,600.73       b) 3 Month Average              82,560,777.07

     c) a/b                                       0.00%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                 No             X
                                                                                         ----------------        ----------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                           Yes                 No             X
                                                                                         ----------------        ----------------
     B. An Indenture Event of Default has occurred and is then continuing?           Yes                 No             X
                                                                                         ----------------        ----------------

4.   Has a Servicer Event of Default occurred?                                       Yes                 No             X
                                                                                         ----------------        ----------------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                Yes                 No             X
                                                                                         ----------------        ----------------
     B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation not remedied within 90 days?                      Yes                 No             X
                                                                                         ----------------        ----------------
     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes                 No             X
                                                                                         ----------------        ----------------




6.   Aggregate Discounted Contract Balance at Closing Date                       Balance  $     251,182,193.26
                                                                                         --------------------------------


     DELINQUENT LEASE SUMMARY

         Days Past Due                       Current Pool Balance                     # Leases
         -------------                       --------------------                     --------

              31 - 60                             6,816,772.76                          55
              61 - 90                                46,543.92                           7
              91 - 180                                7,802.18                           1

Approved By:
Lisa J. Cruikshank
Vice President